UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

SS&C Technologies Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 16, 2018, SS&C Technologies Holdings, Inc. (the “Company”) completed the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 11, 2018, by and among DST Systems, Inc. (“DST”), the Company and Diamond Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, DST was acquired by the Company through a merger of Merger Sub with and into DST (the “Merger”), with DST surviving the Merger as an indirect wholly owned subsidiary of the Company.

Upon the consummation of the Merger, (i) each outstanding share of DST common stock (“DST Stock”), other than certain excluded shares, was converted into the right to receive $84.00 in cash, without interest (the “Merger Consideration”), (ii) each outstanding vested DST equity award was cancelled and converted into the right to receive a cash payment equal to the product of (a) (1) for each DST equity award of options to purchase shares of DST Stock (“Option”), the excess, if any, of the Merger Consideration over the exercise price per share of DST Stock represented by such Option and (2) for each other DST equity award, the Merger Consideration, multiplied by (b) the number of shares of DST Stock subject to such DST equity award, (iii) each outstanding unvested Option and outstanding unvested award of restricted stock units was converted into an equivalent equity award with respect to the Company’s common stock, subject to the same terms and conditions applicable to the converted DST equity award and (iv) each outstanding unvested award of performance stock units was, according to its terms, converted into an award of time-vesting restricted stock units with respect to the Company’s common stock (based on actual performance for the applicable performance period), subject to the same terms and conditions as generally applicable to the converted DST equity award.

The funds necessary to consummate the Merger were financed from approximately $6,846 million of borrowings under the Credit Agreement described under Item 2.03 ($2,217 million of which were used to refinance existing indebtedness of the Company and DST), and $728 million of proceeds from the sale of 15.7 million shares of the Company’s common stock on April 3, 2018 (out of an aggregate of 30.3 million shares sold in the related offering).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2018, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2018, the Company, SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., and certain of the Company’s subsidiaries, entered into an amended and restated credit agreement (the “Credit Agreement”), with Credit Suisse AG, Cayman Islands Branch acting as administrative agent, and certain lenders and L/C issuers party thereto.

The Credit Agreement includes (i) a new $5.046 billion senior secured term loan B facility made available to SS&C Technologies, Inc., (ii) a new $1.8 billion senior secured term loan B facility made available to the Company’s wholly-owned subsidiary, SS&C European Holdings S.a R.L., (iii) approximately $525 million in aggregate principal amount of the Company’s existing term loan B-1 and B-2 facilities and (iv) a $250 million senior secured revolving credit facility made available to SS&C Technologies, Inc., $25 million of which is available for letters of credit.

The Credit Agreement contains covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to incur additional indebtedness, declare or pay dividends, repurchase or redeem stock, make certain investments, sell assets, consolidate, merge, liquidate or dissolve, enter into transactions with affiliates and incur liens. The Credit Agreement also contains customary events of default. Indebtedness under the Credit Agreement may be accelerated in certain circumstances upon an event of default.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On April 16, 2018, approximately $575.0 million aggregate principal amount of outstanding DST indebtedness became subject to repayment at the election of the holders thereof as a result of the closing of the Merger. At closing, the Company called such indebtedness for repayment and deposited an amount sufficient to repay such indebtedness at the repayment price described below with an escrow agent along with instructions for such repayment. The repayment price will be equal to 100% of the principal amount of such indebtedness plus a premium calculated in accordance with the agreements governing such indebtedness and accrued and unpaid interest, if any, to, but excluding, the date of repayment.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release dated April 16, 2018 announcing completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired

The following audited financial information of DST is incorporated herein by reference to pp. 46-95 (Item 8) of DST’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 28, 2017 (see Exhibit 99.2 hereto):

•	Report of independent registered public accounting firm,

•	Consolidated balance sheets as of December 31, 2017 and 2016,

•	Consolidated statements of income for the years ended December 31, 2017, 2016 and 2015,

•	Consolidated statements of comprehensive income for the years ended December 31, 2017, 2016 and 2015,

•	Consolidated statements of cash flows for the years ended December 31, 2017, 2016 and 2015, and

•	Notes to consolidated financial statements for the years ended December 31, 2017, 2016 and 2015.

(b)       Pro forma financial information

The following unaudited pro forma combined condensed financial information of the Company is incorporated herein by reference to pp. S-15 through S-24 of the Company’s prospectus supplement dated April 3, 2018, filed with the SEC on April 5, 2018 (see Exhibit 99.3 hereto):

•	Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2017,

•	Unaudited pro forma combined condensed balance sheet as of December 31, 2017, and

•	Notes to the unaudited pro forma combined condensed financial information.

(d)       Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 11, 2018, by and among DST Systems, Inc., SS&C Technologies Holdings, Inc. and Diamond Merger Sub, Inc., incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018.
10.1	Amended and Restated Credit Agreement dated as of April 16, 2018 among SS&C Technologies Holdings, Inc., SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., the Company’s other subsidiaries party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the lenders and L/C issuers party thereto.
99.1	Press release issued April 16, 2018.
99.2	Audited financial statements of DST Systems, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015, notes related thereto and report of the independent registered public accounting firm thereon, incorporated herein by reference to pp. 46-95 (Item 8) of DST’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 28, 2017.
99.3	Unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc., incorporated herein by reference to pp. S-15 through S-24 of the Company’s prospectus supplement dated April 3, 2018, filed with the SEC on April 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: April 16, 2018	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of January 11, 2018, by and among DST Systems, Inc., SS&C Technologies Holdings, Inc. and Diamond Merger Sub, Inc., incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018.
10.1	Amended and Restated Credit Agreement dated as of April 16, 2018 among SS&C Technologies Holdings, Inc., SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., the Company’s other subsidiaries party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the lenders and L/C issuers party thereto.
99.1	Press release issued April 16, 2018.
99.2	Audited financial statements of DST Systems, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015, notes related thereto and report of the independent registered public accounting firm thereon, incorporated herein by reference to pp. 46-95 (Item 8) of DST’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 28, 2017.
99.3	Unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc., incorporated herein by reference to pp. S-15 through S-24 of the Company’s prospectus supplement dated April 3, 2018, filed with the SEC on April 5, 2018.